UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LB Pharmaceuticals Inc

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! LB PHARMACEUTICALS INC 2026 Annual Meeting of Stockholders Vote by June 2, 2026 11:59 PM ET LB PHARMACEUTICALS INC ONE PENNSYLVANIA PLAZA, SUITE 1025 NEW YORK, NY 10119 V95415-P50676 You invested in LB PHARMACEUTICALS INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026 at 9:30 a.m. Eastern Time, at www.virtualshareholdermeeting.com/LBRX2026 and any adjournment or postponement thereof. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 3, 2026 9:30 a.m. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/LBRX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to vote these important matters. Before voting, we encourage you to access and review all of the important information contained in the proxy materials. Board Voting Items Recommends 1. To elect three nominees for Class I directors, each to hold office until the 2029 Annual Meeting of Stockholders. Nominees: For 01) Robert A. Lenz M.D., Ph.D. 02) Rebecca Luse 03) Ran Nussbaum 2. To ratify the appointment by the Audit Committee of the Board of Directors of BDO USA, P.C. as the Company’s For independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95416-P50676